                                                                    EXHIBIT 10.9



                      GUIDELINES FOR VARIABLE COMPENSATION
                            PAULA D. DOLAN, FOR 1997



PURPOSE
-------

This plan is designed to focus attention on the absolute and relative results necessary to improve the performance of RCSB.



ROLE OF THE BOARD OF DIRECTORS
------------------------------

The Board of Directors has complete discretion to set performance criteria, interpret performance, approve or amend award amounts, and to determine or alter the terms of the plan. The analysis and review of this plan is presented to the Board of Directors through the Human Resources Committee of the Board.



PERFORMANCE CRITERIA
--------------------

The primary areas of performance affecting the award level, in order of importance, are:

     1. Earnings Per Share against 1997 plan and as compared to Peers (60%),
     2. Accomplishment of 1997 individual objectives (attached) (20%), and
     3. CEO evaluation of your contribution through the Management Committee to the achievement of the level of earnings attained (20%).

The peer group will be composed of publicly-traded thrifts between $1-5 billion as reported in the SNL data base as well as all publicly-traded thrifts.



TARGET LEVEL AND RANGE OF AWARDS
--------------------------------

The target level of award when performance criteria are met (but not exceeded) is 25% of annual salary.

No award will normally be made when RCSB's EPS falls below 85% of plan. However, a small discretionary award may be authorized in this circumstance if performance against personal objectives and/or ROAA performance against peers exceeds expectations.

This plan allows for a payment at the end of the incentive plan year up to a maximum of 80% of current base annual salary. Any incentive earned above the 80% current year limitation will be deferred and paid out in 33 1/3% annual installments just following the beginning of each of the three subsequent fiscal years. Deferred amounts earn interest based on the one year treasury bill as determined on or about January 1st of each calendar year.

                      GUIDELINES FOR VARIABLE COMPENSATION
                             PAUL S. REID, FOR 1997


PURPOSE
-------

This plan is designed to focus attention on the absolute and relative results necessary to improve the performance of AHF Operations and its contribution to overall RCSB performance.



ROLE OF THE BOARD OF DIRECTORS
------------------------------

The Board of Directors has complete discretion to set performance criteria, interpret performance, approve or amend award amounts, and to determine or alter the terms of the plan. The analysis and review of this plan is presented to the Board of Directors through the Human Resources Committee of the Board.



PERFORMANCE CRITERIA
--------------------

The most significant responsibilities of the incumbent are in managing the operations of AHF. The three principal performance factors (and their weights in calculating the overall award) are:

     1. Pre-Tax Income from AHF Operations (50%),
     2. Cost Per Loan - Servicing (10%), and
     3. Performance against individual objectives (attached) as evaluated by the CEO (20%).

In addition to the foregoing responsibility, the incumbent is a member of the Management Committee with accountability for the overall direction and performance of RCSB; thus, a fourth performance award factor and its weight is:

     4.  RCSB Earnings Per Share Against 1997 Plan and as Compared to Peers
(20%)



TARGET LEVEL AND RANGE OF AWARDS
--------------------------------

The target level of award when performance criteria are met (but not exceeded) is 57% of annual salary.

No award will be made for performance factors 1, 2 and 3 when AHF Pre-Tax Income falls below 75% of plan. No award will be made for factor 4 when RCSB EPS falls below 85% of plan.

This plan allows for a payment at the end of the incentive plan year up to a maximum of 80% of current base annual salary. Any incentive earned above the 80% current year limitation will be deferred and paid out in 33 1/3% annual installments just following the beginning of each of the three subsequent fiscal years. Deferred amounts earn interest based on the one year treasury bill as determined on or about January 1st of each calendar year.

                      GUIDELINES FOR VARIABLE COMPENSATION
                         EDWARD J. PETTINELLA, FOR 1997



PURPOSE
-------

This plan is designed to focus attention on the absolute and relative results necessary to improve the performance of Retail Banking Operations (including the Treasury function) and its contribution to the overall performance of RCSB.



ROLE OF THE BOARD OF DIRECTORS
------------------------------

The Board of Directors has complete discretion to set performance criteria, interpret performance, approve or amend award amounts, and to determine or alter the terms of the plan. The analysis and review of this plan is presented to the Board of Directors through the Human Resources Committee of the Board.



PERFORMANCE CRITERIA
--------------------

The most significant responsibilities of the incumbent are in managing the Retail Banking Operation. The two principal performance factors (and their weights in calculating the overall award) are:

     1. Pre-Tax Income from Consumer Financial Services Operations (60%), and
     2. Individual Operational Objectives (attached) (15%)

In addition to the foregoing responsibility, the incumbent is a member of the Management Committee with accountability for the overall direction and performance of RCSB; thus, a third performance award factor and its weight is:

     3.  RCSB Earnings Per Share Against 1997 Plan and as Compared to Peers
(25%)



TARGET LEVEL AND RANGE OF AWARDS
--------------------------------

The target level of award when performance criteria are met (but not exceeded) is 30% of annual salary.

No award will be made for performance factors 1 and 2 when Retail Operations Pre-Tax Income falls below 75% of plan. No award will be made for factor 3 when RCSB EPS falls below 85% of plan.

This plan allows for a payment at the end of the incentive plan year up to a maximum of 80% of current base annual salary. Any incentive earned above the 80% current year limitation will be deferred and paid out in 33 1/3% annual installments just following the beginning of each of the three subsequent fiscal years. Deferred amounts earn interest based on the one year treasury bill as determined on or about January 1st of each calendar year.

                      GUIDELINES FOR VARIABLE COMPENSATION
                            PAUL R. WUEST, FOR 1997



PURPOSE
-------

This plan is designed to focus attention on the absolute and relative results necessary to improve the performance of RCSB.



ROLE OF THE BOARD OF DIRECTORS
------------------------------

The Board of Directors has complete discretion to set performance criteria, interpret performance, approve or amend award amounts, and to determine or alter the terms of the plan. The analysis and review of this plan is presented to the Board of Directors through the Human Resources Committee of the Board.



PERFORMANCE CRITERIA
--------------------

The primary areas of performance affecting the award level, in order of importance, are:

     1. Earnings Per Share against 1997 plan and as compared to peers (60%),
     2. Accomplishment of 1997 individual objectives (attached) (20%), and
     3. CEO evaluation of your contribution through the Management Committee to the achievement of the level of earnings attained (20%).

The peer group will be composed of publicly-traded thrifts between $1-5 billion as reported in the SNL data base as well as all publicly-traded thrifts.



TARGET LEVEL AND RANGE OF AWARDS
--------------------------------

The target level of award when performance criteria are met (but not exceeded) is 25% of annual salary.

No award will normally be made when RCSB's EPS falls below 85% of plan. However, a small discretionary award may be authorized in this circumstance if performance against personal objectives and/or ROAA performance against peers exceeds expectations.

This plan allows for a payment at the end of the incentive plan year up to a maximum of 80% of current base annual salary. Any incentive earned above the 80% current year limitation will be deferred and paid out in 33 1/3% annual installments just following the beginning of each of the three subsequent fiscal years. Deferred amounts earn interest based on the one year treasury bill as determined on or about January 1st of each calendar year.

                      GUIDELINES FOR VARIABLE COMPENSATION
                           LEONARD S. SIMON, FOR 1997



PURPOSE
-------

This plan is designed to focus attention on the absolute and relative results necessary to improve the performance of RCSB.



ROLE OF THE BOARD OF DIRECTORS
------------------------------

The Board of Directors has complete discretion to set performance criteria, interpret performance, approve or amend award amounts, and to determine or alter the terms of the plan. The analysis and review of this plan is presented to the Board of Directors through the Human Resources Committee of the Board.



PERFORMANCE CRITERIA
--------------------

The primary areas of performance affecting the award level, in order of importance, are:

     1. Earnings Per Share Against 1997 Plan and Budget
     2. Accomplishment of 1997 Individual Objectives, and
     3. ROA and ROE Compared With Peer Group ROA and ROE.

The peer group will be composed of publicly-traded thrifts between $1-5 billion as reported in the SNL data base as well as all publicly-traded thrifts.



TARGET LEVEL AND RANGE OF AWARDS
--------------------------------

The target level of award when performance criteria are met (but not exceeded) is 40% of annual salary.

No award will normally be made when RCSB's EPS falls below 85% of plan. However, a small discretionary award may be authorized in this circumstance if performance against personal objectives and/or ROAA performance against peers exceeds expectations.

This plan allows for a payment at the end of the incentive plan year up to a maximum of 80% of current base annual salary. Any incentive earned above the 80% current year limitation will be deferred and paid out in 33 1/3% annual installments just following the beginning of each of the three subsequent fiscal years. Deferred amounts earn interest based on the one year treasury bill as determined on or about January 1st of each calendar year.